EX-99.B-77Q1(a)

                      WADDELL & REED ADVISORS FUNDS, INC.

SUB-ITEM 77Q1(a):  Exhibits:

Articles of Amendment filed by EDGAR on October 15, 2002, as Exhibit EX-99.B(a)wraartamend to Post-Effective Amendment No. 130 to the Registration Statement on Form N-1A (incorporated by reference herein).